SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2014
World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective June 30, 2014, Mark Kowal, SVP, Corporate Controller of the Company, was appointed its Principal Accounting Officer. Mr. Kowal, 38, has been with WWE since 2001, beginning as Director, General Accounting, and becoming VP, Corporate Controller in June 2004 and SVP, Corporate Controller in February 2014. Prior to joining WWE, Mr. Kowal worked for several years at Deloitte & Touche LLP. Mr. Kowal is a certified public accountant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ George A. Barrios
George A. Barrios
Chief Strategy and Finance Officer

Dated: June 30, 2014